                                                                EXHIBIT 10.16

                                VIP CALLING, INC.

                           SECOND AMENDED AND RESTATED
                             SHAREHOLDERS' AGREEMENT


         This Second Amended and Restated Shareholders' Agreement (this "Agreement"), dated as of July 12, 1999, is made by and among:

         (i)  VIP Calling, Inc., a Delaware corporation (the "COMPANY");

         (ii) the undersigned holders of at least sixty percent (60%) of the aggregate issued and outstanding shares of the Company's Class A Common Stock, par value $.001 per share (the "CLASS A COMMON STOCK"), and the Company's Class B Common Stock, par value $.001 per share (the "CLASS B COMMON STOCK" and, together with the Class A Common Stock, the "COMMON STOCK", with the holders thereof being referred to herein as the "COMMON SHAREHOLDERS");

         (iii) the undersigned holders of at least sixty percent (60%) of the issued and outstanding shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "SERIES A PREFERRED STOCK") and the Company's Series B Convertible Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED STOCK"); and

         (iv) each person or entity that subsequently becomes a party hereto by executing and delivering to the Company an Instrument of Adherence substantially in the form attached as EXHIBIT A hereto.


                                    PREAMBLE

         WHEREAS, the Company and the holders the Series A Preferred Stock and the Series B Preferred Stock are parties to a certain First Amended and Restated Shareholders' Agreement, dated as of October 24, 1997 and amended as of November 11, 1997, August 26, 1998 and May 26, 1999 (the "EXISTING AGREEMENT");

         WHEREAS, in connection with the Company's sale and issuance of up to 5,775,000 shares of Series C Convertible Preferred Stock, par value $.001 per share (the "SERIES C PREFERRED STOCK" and, together with the Series A Preferred Stock and the Series B Preferred Stock, the "PREFERRED STOCK", with the holders of the Preferred Stock being referred to herein as the "PREFERRED SHAREHOLDERS" and who, together with the Common Shareholders are referred to herein as the

"SHAREHOLDERS"), to certain purchasers thereof (the "SERIES C INVESTORS"), the parties to the Existing Agreement wish to extend to the Series C Investors, certain rights and obligations contained in the Existing Agreement; and

         WHEREAS, parties to the Existing Agreement wish to amend and restate the terms of the Existing Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto hereby agree that the Existing Agreement is amended and restated in its entirety as follows:

          1. FIRST-REFUSAL AND CO-SALE RIGHTS AS TO STOCK TRANSFERS.

         (a) RESTRICTION ON TRANSFERS. No Shareholder may assign, exchange, encumber, pledge, transfer, or otherwise dispose of (any such action referred to hereinafter as a "TRANSFER") any shares of Common Stock, Preferred Stock or any other securities of the Company held by such Shareholder ("SHARES") in whole or in part except pursuant to the terms of this Agreement. Any Transfer or attempted Transfer of Shares in violation of the provisions of this Agreement shall be void, and the Company and its transfer agent shall not recognize such Transfer, record it on the books and records of the Company, or issue stock certificates in connection therewith. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its shareholders for any purpose, including without limitation for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

         (b) TRANSFER NOTICE. At least 30 days prior to any proposed Transfer (other than a Permitted Transfer, as defined in Section 1(d)) by a Shareholder, such Shareholder (the "TRANSFERRING SHAREHOLDER") shall give written notice (the "Transfer Notice"), in accordance with Section 8 hereof, to the Company (which shall then promptly provide a copy of the Transfer Notice to each other Shareholder at the most recent address or telecopier number of each such Shareholder on file with the Company), setting forth (i) the number and class of equity securities proposed to be sold by the Transferring Shareholder (the "Offered Securities"), (ii) the anticipated date of the proposed Transfer and the names and addresses of the proposed transferees, and (iii) the material terms of the proposed Transfer, including the cash and/or other consideration to be received in respect of such Transfer.

         (c) COMPANY'S AND SHAREHOLDERS' OPTIONS. Upon the giving of any Transfer Notice, then subject to all of the provisions of this Section 1(c), the Company and the Shareholders shall have certain rights and options, as follows:

                  (i) RIGHTS OF FIRST REFUSAL. The Company and each of the non-transferring Shareholders shall have the option, but not the obligation, to purchase all or part of the Offered Securities on the same terms as are specified in the Transfer Notice, including any deferred payment terms, PROVIDED, that the Company and each such Shareholder shall have the right to substitute cash in the amount of the fair market value of any non-cash consideration proposed to be received from the proposed transferees. Within 30 days after the effective date of the Transfer Notice, the Company and each of the non-transferring Shareholders shall give written notice to the Transferring Shareholder stating whether it elects to exercise such option, and if so, as to how many of the Offered Securities it elects to exercise such option. Failure by the Company or any non-transferring Shareholder to give such notice within such time period shall be deemed an election by it not to exercise its option. If the aggregate number of Offered Securities for which the Company and the non-transferring Shareholders exercise such options exceeds the total number of Offered Securities, then the Shareholders exercising such purchase rights shall be entitled to purchase the Offered Securities PRO RATA in proportion to the numbers of shares of Class A Common Stock held by each such Shareholders, determined on an as-converted basis, and the Company shall be entitled to purchase so much of the remaining Offered Securities, if any, as to which it has exercised its option. The closing of the purchase and sale of the Offered Securities shall take place as soon as is reasonably practicable at such date, time, and place as the Company and the Shareholders exercising their purchase options hereunder may reasonably determine. As to any Offered Securities that the Company and the Shareholders do not elect to purchase hereunder, subject to the provisions of Section 1(c)(ii) hereof, the Transferring Shareholder shall thereafter be free for a period of 90 days to consummate the Transfer described in the Transfer Notice to the transferee(s) specified therein, at the price and on the other terms set forth therein; PROVIDED, that such transferee(s) shall first execute and deliver to the Company an Instrument of Adherence in the form of EXHIBIT A annexed hereto, which executed Instrument of Adherence shall become a part of this Agreement upon acceptance by the Company. However, if such Transfer is not consummated within such 90-day period, the Transferring Shareholder shall not Transfer any of the Offered Securities as have not been purchased within such period without again complying with all of the provisions of this Section 1.

                  (ii) CO-SALE RIGHTS WITH RESPECT TO TRANSFERS BY AFFILIATES. Upon receipt of a Transfer Notice relating to a proposed Transfer of shares of capital stock of the Company by an officer or director of the Company or any Shareholder holding of record greater than 10% of the then outstanding number of shares of Class A Common Stock (assuming the conversion into shares of Class A Common Stock of all then outstanding shares of Class B Common Stock and Preferred Stock), each Preferred Shareholder (other than any Preferred

Shareholder who has elected to purchase any of the Offered Securities pursuant to Section 1(c)(i) hereof) may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Shareholder within 30 days after the effective date of such Transfer Notice. Each Preferred Shareholder so electing (the "Electing Shareholder") will be entitled to sell in the contemplated Transfer, at the same price and on the same terms as specified in the Transfer Notice (provided, however, that to the extent that the proposed Transfer consists of shares of Class B Common Stock, the terms of the Transfer shall be adjusted (if necessary) to reflect the number of shares of Class A Common Stock and the price per share thereof as would obtain in the event that the shares of Class B Common Stock subject to the Transfer were converted to shares of Class A Common Stock), a number of shares of Class A Common Stock (or a number of shares of capital stock of the Company convertible into such number of shares of Class A Common Stock) equal to and not less than the product of (i) the quotient determined by dividing (A) the number of shares of Class A Common Stock into which the shares of Preferred Stock then held of record by such Preferred Shareholder are then convertible, by (B) the sum of (I) the aggregate number of shares of Class A Common Stock into which all of the then outstanding shares of Preferred Stock held by the Electing Shareholder are then convertible plus (II) the number of shares of Class A Common Stock then held of record by the Transferring Shareholder (assuming the conversion into shares of Class A Common Stock of all shares of Class B Common Stock then held of record by the Transferring Shareholder), multiplied by (ii) the aggregate number of shares of Class A Common Stock to be sold in the proposed Transfer (assuming the conversion into shares of Class A Common Stock of all shares of Class B Common Stock to be sold in the proposed Transfer). The Transferring Shareholder will be entitled to sell in the contemplated Transfer the balance of the Offered Securities. The Transferring Shareholder shall use his or her best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Preferred Shareholders in any contemplated Transfer and shall not Transfer any shares of Common Stock to such prospective transferee(s) unless such prospective transferee(s) allows the participation of the Preferred Shareholders on the terms specified herein. Subject to the foregoing and to the provisions of
Section 1(c)(i) above, the Transferring Shareholder may, within 90 days after the expiration of the 30-day period referred to above, transfer the Offered Securities (reduced by the number of shares of Common Stock with respect to which any of the Preferred Shareholders have elected to participate, if any) to the transferee(s) identified in the Transfer Notice at a price and on terms no more favorable to the Transferring Shareholder than specified in the Transfer Notice; PROVIDED, that such transferee(s) shall first execute and deliver to the Company an Instrument of Adherence in the form of EXHIBIT A attached hereto, which executed Instrument of Adherence shall become a part of this Agreement upon acceptance by the Company. However, if such Transfer is not consummated within such 90-day period, the Transferring Shareholder shall not transfer any of the Offered Securities as have not been purchased within such period without again complying with all of the provisions of this Section 1.

         (d) PERMITTED TRANSFERS. This Section 1 shall not bar (i) a Transfer of Shares by Bain Securities to Bain Capital or to any of Bain & Company's or Bain Capital's respective employees or affiliates (the "BAIN TRANSFEREES"), (ii) a transfer of shares by any Shareholder to a member of such Shareholder's immediate family or to a trust or limited partnership the beneficiaries or limited partners of which are members of such Shareholder's immediate family, or
(iii) a Transfer by a Shareholder that is a partnership or a limited liability company to any constituent partner of member of such entity (such Bain Transferees, trust, family members (including the estate of a Shareholder or any other person acquiring Shares by reason of a Shareholder's death), partner or member being referred to herein as "PERMITTED TRANSFEREES"), PROVIDED, however, that, prior to the effectiveness of any such Transfer, any such Permitted Transferee must execute an Instrument of Adherence in the form of EXHIBIT A annexed hereto, which executed Instrument of Adherence shall thereupon become a part of this Agreement; provided further that each such Permitted Transferee make appropriate representations to the Company regarding their suitability as an investor in a private placement of securities.

2.       PREEMPTIVE RIGHTS

         (a) RIGHT OF FIRST OFFER. Except as otherwise set forth in Section 2(d), the Company will not offer any equity securities, or securities convertible into, or options, warrants, or other rights to purchase such equity securities (collectively, the "NEW SECURITIES") to any person without first providing each holder of any shares of Class B Common Stock or Preferred Stock who qualifies as an "accredited investor" as defined in Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "SECURITIES ACT," and such a holder being referred to hereinafter as a "QUALIFYING HOLDER"), the right to subscribe for his, her or its Preemptive Proportionate Percentage (as such term is defined in Section 2(e) below) of such New Securities for cash at a price and on such other terms as shall have been specified by the Company in writing delivered to each Qualifying Holder (the "PREEMPTIVE OFFER"). Any Preemptive Offer by its terms shall remain open and irrevocable for a period of fifteen (15) calendar days from the date it is dispatched by the Company to each Qualifying Holder (the "PREEMPTIVE PERIOD"). The Preemptive Offer shall also certify that the Company has either (a) received a firm offer from a prospective purchaser, who shall be identified in such certification, so that the Company in good faith believes a binding agreement of sale is obtainable for consideration having a fair market, cash equivalent, or present value set forth in such certification; or (b) intends to make an offering of its securities at the price and on the terms set forth in such certification.

         (b) ACCEPTANCE OF NEW SECURITIES. Notice of each Qualifying Holder's intention to accept, in whole or in part, a Preemptive Offer shall be evidenced by a writing signed by such Qualifying Holder and delivered to the Company prior to the end of the fifteen (15) calendar day period of such Preemptive Offer (the "NOTICE OF ACCEPTANCE"), setting forth such portion of the New Securities as such Qualifying Holder elects to purchase and such other matters as the Company may reasonably request for purposes of determining whether any person is a Qualifying Holder. For the purpose of avoiding fractions as to New Securities, the President of the Company (or in his or her absence any other officer of the Company) may adjust upward or downward by not more than one full share the number of New Securities which any Qualifying Holder would otherwise be entitled to purchase.

         (c) RIGHT OF COMPANY TO SELL REFUSED SECURITIES. In the event that the Qualifying Holders elect not to purchase all of the New Securities, the Company shall have 120 days from the expiration of the Preemptive Period to sell all or any part of the New Securities, if any, not accepted by any of the Qualifying Holders (the "REFUSED SECURITIES") to the parties (or their affiliates) identified in the Preemptive Offer, but only upon terms and conditions in all material respects, including, without limitation, price per share, time or method of payment, and interest rate (if payment is to be made over time), which are no more favorable, in the aggregate, to such other party or parties or less favorable to the Company than those set forth in the Preemptive Offer. Simultaneously with the closing of the sale of Refused Securities to such other parties, the Qualifying Holders shall purchase from the Company and the Company shall sell to each such Qualifying Holders the New Securities in respect of which a Notice of Acceptance was delivered to the Company, upon the terms specified in the Preemptive Offer. The Company may withdraw the Preemptive Offer at any time prior to such closing.

         (d) EXCEPTIONS TO RIGHT OF FIRST OFFER. Notwithstanding anything to the contrary stated above, the rights of the Qualifying Holders under this Section 2 shall not apply to (a) the issuance of shares of the Company's capital stock in an underwritten public offering (a "QUALIFIED PUBLIC OFFERING") pursuant to an effective registration statement under the Securities Act covering the offer and sale of capital stock of the Company to the public resulting in not less than $7,500,000 of net proceeds to the Company or (b) the issuance of any shares of Common Stock to employees, directors, consultants or advisers of the Company, or to persons who were to become employees, directors, consultants or advisers of the Company pursuant to stock option, stock incentive, stock appreciation, stock bonus or compensation rights plans or any other employee benefit plans presently in effect or which may hereafter be adopted by the Company, or pursuant to stock option, employment, consulting, restricted stock or other agreements or arrangements of any kind, provided that in no event shall the number of such shares of Common Stock referred to in this clause (b) exceed 4,500,000 shares, or (c) the issuance by the Company of Preferred Stock to TLP Leasing Programs, Inc. ("TLP") pursuant to those certain warrants issued by the Company to TLP as of September 10, 1997 and June 8, 1998, or (d) any shares of Common Stock issued or issuable upon conversion of Preferred Stock, or (e) equity securities issued in connection with the acquisition of at least fifty percent (50%) of the voting securities of another corporation, controlling interest in another business entity, or all or substantially all of the assets of another corporation or business entity, or (f) equity securities issued for no consideration as dividends or pursuant to stock splits, or (g) equity securities issued in connection with a joint venture in which the Company is a participant, or to customers, distributors, licensees or other commercial partners of the Company pursuant to a license, marketing or distribution agreement to which the Company is party, if such issuance does not exceed fifty percent (50%) of the aggregate amount of equity securities of the Company then outstanding (on fully diluted, common stock equivalent basis).

         (e) PREEMPTIVE PROPORTIONATE PERCENTAGE. The term "PREEMPTIVE PROPORTIONATE PERCENTAGE" shall mean, as to a Qualifying Holder, that percentage figure which expresses the ratio which (a) the number of shares of outstanding Class A Common Stock then held of record by such Qualifying Holder (assuming the conversion into shares of Class A Common Stock of all shares of Class B Common Stock and Preferred Stock then held of record by such Qualifying Holder) bears to (b) the aggregate number of shares of Class A Common Stock which are then held by Qualifying Holders exercising their rights under this Section 2 (assuming the conversion into shares of Class A Common Stock of all then outstanding shares of Class B Common Stock and Preferred Stock).

3.       VOTING.

         (a) NUMBER AND ELECTION OF DIRECTORS. In connection with the submission to the shareholders of the Company of any proposal to fix the number of directors that shall serve on the Company's Board of Directors or to elect directors, whether such proposal is submitted at an annual or special meeting of shareholders of the Company or by written consent of shareholders in lieu of a meeting, each Shareholder shall vote all of its, her or his Shares to elect as a director of the Company any Nominee or Nominees designated pursuant to, and in accordance with, the provisions of Section 3(b) below. In addition, so long as Bain Capital is the record owner of at least one (1) share of Preferred Stock, it shall be entitled to appoint one (1) representative who shall receive notice of and may attend all meetings of the Board of Directors or any committee thereof as an observer, and shall be provided copies of all materials provided to, and any written consents of, the Board of Directors.

         (b) DESIGNATION OF NOMINEES. The Company and the Shareholders shall cause the Company to have such number of directors as may be determined, from time to time, by the Company's Board of Directors. The following persons (each a "DESIGNATING PARTY") shall have the right to designate the following numbers of nominees for election as directors of the Company (collectively, the "NOMINEES" and each individually a "NOMINEE"): Ofer Gneezy - one (1) Nominee (which Nominee initially shall be himself); Gordon VanderBrug - one (1) Nominee (which Nominee initially shall be himself); Seruus Telecom Fund, L.P. - one (1) Nominee (which Nominee initially shall be Charles S. Houser); Charles Corfield - one (1) Nominee (which Nominee initially shall be himself); Bain Securities - one (1) Nominee (which Nominee initially shall be Robert Maginn); Charles River Ventures, as a Series B Investor - one (1) Nominee (which Nominee shall originally be Izhar Armony); and Menlo Ventures, as a Series B Investor - one
(1) Nominee (which Nominee shall originally be John Jarve). In the absence of any designation by a Designating Party, the person or persons previously designated by such Designating Party and then serving as a director or directors of the Company shall be deemed to be such Designating Party's Nominee or Nominees, as the case may be.

         (c)      REMOVAL; VACANCIES.

                  (i) At the request of any Designating Party (for any reason whatsoever), each Shareholder shall vote all of its Shares, whether at a meeting of shareholders or by written consent of the shareholders in lieu of a meeting, to effect the removal of such Designating Party's Nominee or Nominees.

                  (ii) In the event that any person shall cease to serve as a director of the Company for any reason whatsoever, such person's Designating Party shall be entitled to designate a successor. Each Shareholder hereby agrees to use its best efforts, including, without limitation the voting all of such Shareholder's Shares (whether at a meeting of shareholders or by written consent of shareholders in lieu of a meeting), to cause such successor Nominee to be elected to the Board of Directors of the Company.

         (d) BEST EFFORTS. Each Shareholder hereby agrees to use its best efforts to cause compliance with all of the provisions of this Section 3, including, without limitation, by the Company, its officers, employees, and agents.

4.       COVENANTS OF THE COMPANY.

         (a).     AFFIRMATIVE COVENANTS.

                  (i) FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall furnish to each Preferred Shareholder:

                           (A)      as soon as  available  and in any event
within 45 days after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, an unaudited balance sheet of the Company as at the end of such period and the related unaudited statements of operations, stockholders' equity and changes in cash flow of the Company for such period and (in the case of the second and third quarterly periods) for the period from the beginning of the current fiscal year to the end of such quarterly period;

                           (B)      as soon as  available  and in any event
within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such fiscal year and the related audited statement of operations, stockholder's equity and changes in cash flow of the Company for such fiscal year, accompanied by the report thereon of a firm of independent public accountants of recognized national standing selected by the Company, which report (I) shall state that the examination by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and (II) shall include the opinion of such accountants that such financial statements have been prepared in accordance with generally accepted accounting principles, except as otherwise specified in such opinion;

                           (C)      as soon as available  and in any event
within 30 days after the end of each month, an unaudited balance sheet of the Company as at the end of such month and the related unaudited statements of operations, stockholders' equity and changes in cash flows of the Company for such month and for the current fiscal year to the end of such month;

                           (D)      as soon as  available,  but in any event
within 30 days after commencement of each new fiscal year, a business plan and annual budget for such fiscal year; and

                           (E)     with reasonable promptness, such other
notices, information and data with respect to the Company as the Company delivers to the holders of its Common Stock, and such other information and data as any Preferred Shareholder may from time to time reasonably request, including, without limitation the following: (i) monthly billed minutes of use (received every three months) (ii) monthly revenue per minute billed (received every three months) and (iii) aged accounts receivable on a quarterly basis.

                  (ii) BOOKS AND RECORDS; INSPECTION. The Company shall maintain proper books of record and account which present fairly in all material respects its financial condition and results of operations and make provision on its financial statements for all such proper reserves as in each case are required in accordance with GAAP, consistently applied. From and after the date of this Agreement, the Company will permit any authorized representative of any Preferred Shareholder to visit and inspect any of the properties of the Company, to examine its and their books, reports, records and papers (and make copies thereof and take extracts therefrom) and to discuss its and their affairs, finances and accounts with, and to be advised as to the same by, its and their officers, all at such reasonable times as such Preferred Shareholder may reasonably request during normal business hours and following reasonable notice to the Company.

                  (iii) USE OF PROCEEDS. The Company will use the proceeds of the offering of shares of Series C Preferred Stock for working capital and other general corporate purposes.

                  (iv) PAYMENT OF TAXES. The Company will pay and discharge promptly, or cause to be paid and discharged promptly, when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its property, real, personal and mixed, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies), which, if unpaid, might by law become a lien or charge upon its property; PROVIDED, however, that the Company shall not be required to pay any tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books reserves deemed by it adequate with respect thereto.

                  (v) CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and material rights and franchisees, PROVIDED, however, that nothing in this section shall (A) prevent the abandonment or termination of the Company's authorization to do business in any foreign state or jurisdiction if, in the opinion of the Company's Board of Directors, such abandonment or termination is in the interest of the Company or (B) require compliance with any law so long as the validity or applicability thereof shall be disputed or contested in good faith.

                  (vi) NOTICE OF DEFAULT. The Company shall give written notice to the Preferred Shareholders of the occurrence of (i) any default or event of default under any material agreement of the Company (potentially involving in excess of $20,000) promptly upon the occurrence thereof or (ii) of any event or condition which would have a material adverse effect on the Company's financial condition or operations.

                  (vii) NOTICE OF LITIGATION. The Company shall give notice, in writing, to the Preferred Shareholders of (i) any actions, suits or proceedings wherein the amount at issue is in excess of $25,000 instituted by any person, entity or agency against the Company or affecting any of the assets of the Company and (ii) any dispute, not resolved within 60 days of the commencement thereof, between the Company on the one hand and any governmental regulatory body on the other hand, which dispute might materially interfere with the normal operations of the Company.

                  (viii) COMPENSATION. Compensation of the Company's executive officers (including stock option and stock grants) shall be approved by the Board of Directors.

                  (ix) QUALIFIED SMALL BUSINESS STOCK. The Company shall, for so long as any shares of Series C Preferred Stock are held by the initial purchaser thereof (or a transferee of such purchaser in whose hands such shares are eligible to qualify as qualified small business stock ("QUALIFIED SMALL BUSINESS STOCK") as defined in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "CODE")), (a) use its reasonable best efforts to cause such shares to qualify as Qualified Small Business Stock (provided, however, that the Company does not covenant that it will at any time or from time to time use, or use its reasonable best efforts to cause to be used, at least 80% (by value) of the assets of the Company in the active conduct of one or more qualified trades or businesses, as specified by Section 1202(e) of the Code), (b) submit to the Shareholders and the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and any related regulations of the United States Treasury Department promulgated thereunder, (c) deliver to any Shareholder who has first delivered to the Company a written request therefor a certificate advising such Shareholder as to whether such Shareholder's shares of capital stock of the Company then constitute Qualified Small Business Stock.

         (b)  NEGATIVE COVENANTS.

                  (i) TRANSACTIONS WITH AFFILIATES. The Company shall not enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company, member of the family of such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, EXCEPT for (A) transactions approved by a majority of the disinterested members of the Board of Directors and (B) transactions approved by the Board of Directors (including, but not limited to, the purchase and sale of securities of the Company) in which such person's participation is substantially identical to that of other persons not bearing such relationship to the Company.

                  (ii) MERGER, CONSOLIDATION, OR SALE OF ASSETS. The Company shall not enter into any agreement for the merger or consolidation of the Company with or into another entity (except one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the surviving entity) or the sale of all or substantially all of the assets of the Company without the written consent of the holders of record of at least 60% of the outstanding shares of Preferred Stock (voting as a single class).

                  (iii) DIVIDENDS; REDEMPTIONS; ETC. The Company shall not declare or pay any dividend of any kind (other than stock dividends payable to all holders of any class of capital stock), in cash or in property, on any class of the capital stock of the Company, or purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in cash or property in respect thereof, nor make any return of capital of shareholders, nor make any payments in cash or property in respect of any stock options, stock bonus or similar plan without the written consent of holders of record of at least 60% of the outstanding shares of Preferred Stock (voting as a single class).

                  (iv) ISSUANCE OF DEBT. The Company shall not issue or incur debt (except commercial financing in the ordinary course of business) without the written consent of holders of record of at least 60% of the outstanding shares of Preferred Stock (voting as a single class).

5.       LEGEND ON CERTIFICATE.

         In order to effectuate the terms of this Agreement, each certificate of stock issued to each of the Shareholders evidencing ownership of Shares shall bear upon its face a legend substantially as follows:

                  "The shares of stock evidenced by this certificate are subject to certain restrictions on their transfer contained in a certain Second Amended and Restated Shareholders' Agreement, dated as of July ___, 1999, to which the Corporation is a party. The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request and without charge."

6.       [deleted]

7.       LOCK-UP AGREEMENTS.

         Each of the Shareholders hereby agree that, at the written request of the Company or any managing underwriter of the initial public offering of securities of the Company, such Shareholder shall not, without the prior written consent of the Company or such managing underwriter, sell, make any short sale of, loan, grant any option for the purchase of, pledge, encumber, or otherwise dispose, or exercise any registration rights with respect to any Common Stock during the 180-day period commencing on the effective date of the registration statement relating to such initial public offering of the Company's securities; PROVIDED, that each officer or director of the Company and each holder of at least 1% of its Common Stock (for this purpose, calculated on a fully diluted basis assuming full exercise of all outstanding options, warrants, and other rights to acquire shares of Common Stock and full conversion or exchange of all securities that are convertible into or exchangeable for shares of Common Stock) shall have entered into a similar agreement; FURTHER, PROVIDED, that such agreements shall provide that any discretionary waiver or termination of the restrictions imposed thereby shall apply to all persons subject thereto on a pro rata basis (determined according to the number of shares of Common Stock, assuming the conversion of all outstanding shares of Preferred Stock, subject to such agreements); and FURTHER, PROVIDED, that the foregoing agreement shall not apply to any shares acquired by any Shareholder (i) in such initial public offering or (ii) in any non-issuer transaction after the effective date of such offering.

8.       MISCELLANEOUS.

         (a) NOTICES. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or one business day after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or three business days after deposit via certified or registered mail, return receipt requested, in each case addressed as follows:

                  (i)      if to the Company, to:

                           VIP Calling, Inc.
                           20 Second Avenue
                           Burlington, MA  01803
                           Fax:  781-505-7300
                           Attention:  Ofer Gneezy
                                       President
                           with a copy to:

                           Bingham Dana LLP
                           150 Federal Street
                           Boston, MA 02110
                           Fax:  617-951-8736
                           Attention:  David L. Engel, Esq.

                  (ii) if to a Shareholder, to the address or addresses of such Shareholder set forth on the Instrument of Adherence to this Agreement executed and delivered to the Company by such Shareholder;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

         (b) TERMINATION. This Agreement, except for Sections 4(a)(ix) and 7, shall terminate on the occurrence of any of the following events:

         (i) bankruptcy, receivership or dissolution of the Company or sale of all or substantially all of the capital stock or assets of the Company, or merger by the Company with another Company in which the Company is not the surviving entity;

         (ii)     the closing of a Qualified Public Offering;

         (iii) as to any individual Shareholder, when he or her and his or her executors and administrators no longer own any Shares; or

         (iv) the execution of a written agreement of (i) the Company; (ii) Shareholders holding of record at least sixty percent (60%) of the shares of Common Stock then outstanding and (iii) Shareholders holding of record at least sixty percent (60%) of the shares of Preferred Stock then outstanding.

         (c) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

         (d) ENTIRE AGREEMENT. This Agreement amends and restates and supersedes in its entirety the Existing Agreement. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

         (e) ENFORCEABILITY. If any of the terms, provisions or conditions of this Agreement or the application thereof in any circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such term, provision or condition to circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each of the terms, provisions and conditions of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the internal substantive laws of the Commonwealth of Massachusetts, without regard to conflicts or choice of law provisions.

         (g) NO WAIVER. No assent, express or implied, by the Company or any Shareholder to any breach in or default of any agreement or condition herein contained on the party of any other Shareholder shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof.

         (h) INTERPRETATION. In this Agreement, the use of any of the three genders shall be deemed to include the other two. Furthermore, any notices, consents, offers, or other actions required by a Shareholder that is not a natural person, shall be deemed to apply and refer to the trustee or other then authorized individual of such Shareholder at the time of such notice, consent, offer or other action.

         (i) AMENDMENT. No amendment or modification of this Agreement shall be valid unless the same is in writing and signed by (i) the Company, (ii) Shareholders holding of record at least sixty percent (60%) of the shares of Common Stock then outstanding, and (iii) Shareholders holding of record at least sixty percent (60%) of the shares of Preferred Stock then outstanding; PROVIDED, HOWEVER, that any amendment to Section 1(c)(ii) or Section 3 shall not require the consent of Common Shareholders specified in clause (ii) of this Section 8(i).

         (j) HEADINGS. The headings in this Agreement are for convenience of identification only, do not constitute a part hereof, and shall not affect the meaning or construction hereof.

         (k) SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by a judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         (m) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed an original and all of which, taken together, shall constitute one and the same agreement. In making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, this Second Amended and Restated Shareholders' Agreement has been executed under seal by the parties hereto as of the day and year first above written.


VIP CALLING, INC.                          CHARLES RIVER VIII-A LLC
                                           By: Charles River Friends VII, Inc.,
                                           Manager

By: /s/ Ofer Gneezy                        By: /s/ Izhar Armony
   ---------------------------                --------------------------------
   Ofer Gneezy, President                  Name:
                                           Title:

/s/ Ofer Gneezy                            MENLO VENTURES VII, L.P.
------------------------------             By: MV Management VII, L.L.C.,
Ofer Gneezy                                its General Partner


/s/ Gordon J. VanderBrug                   By: /s/ Mark Siegel
------------------------------             -----------------------------------
Gordon J. VanderBrug                       Name: Mark Siegel
                                           Title: Managing Member




CHARLES RIVER LIMITED                      MENLO ENTREPRENEURS
PARTNERSHIP VIII, A                        FUND VII, L.P.
Limited Partnership                        By: MV Management VII, L.L.C.,
By: Charles River VIII GP                  its General Partner
Limited Partnership, General Partner


By: /s/ Izhar Armony                       By: /s/ Mark Siegel
------------------------------             -----------------------------------
Name:                                      Name: Mark Siegel
Title:                                     Title: Managing Member

                                                                      EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  6,404 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                          INTEGRAL CAPITAL PARTNERS IV
                          MS SIDE FUND, L.P.

                                      By:  Integral Capital partners NBT, LLC,
                                                Its Manager

                                              By:  /s/ Pamela Hagenah
                                                 -------------------------------
                                                    A Manager

                                      Address:  2750 Sand Hill Road
                                              ----------------------------------

                                                Menlo Park, Ca 94025
                                              ----------------------------------

                                      Fax No.:  650-233-0366
                                              ----------------------------------
                                      Date:     July 12, 1999
                                              ----------------------------------
Accepted:

VIP CALLING, INC.

By:
   ----------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  1,137,761 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                      INTEGRAL CAPITAL PARTNERS IV, L.P.

                                      By:  Integral Capital Management IV, LLC,
                                              Its General Partner

                                              By: /s/ Pamela Hagenah
                                                 ------------------------------
                                                   A Manager
                                                 ------------------------------

                                      Address:    2750 Sand Hill Road
                                              ---------------------------------

                                                  Menlo Park, Ca 94025
                                              ---------------------------------

                                      Fax No.:    650-233-0366
                                              ---------------------------------

                                      Date:       July 12, 1999
                                           ------------------------------------
Accepted:

VIP CALLING, INC.

By:
   ---------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  2,288 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     Name of Shareholder:  Johan V. Brigham
                                                         ----------------------
                                     Signature: /s/ Johan V. Brigham
                                               --------------------------------
                                     Address:  14 Church Street
                                               --------------------------------
                                               Newton, Ma 02458
                                               --------------------------------


                                     Fax No.:  (617) 244-7383
                                             ----------------------------------
                                     Date:     July 16, 1999
                                          -------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ---------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  51,487 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                 Name of Shareholder:  Porky Partners II, LLC
                                                     --------------------------

                                 Signature:  /s/ Tom D. Wippman,
                                           ------------------------------------
                                             Manager and Authorized Agent
                                           ------------------------------------
                                 Address:   650 Dundee Road, Suite 370
                                           ------------------------------------
                                            Northbrook, IL 60062
                                           ------------------------------------
                                 Fax No.:   (847) 480-1251
                                           ------------------------------------
                                 Date:      7-16-99
                                           ------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  4,805 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                   Name of Shareholder:  James A. Bell
                                                       ------------------------
                                   Signature: /s/ James A. Bell
                                             ----------------------------------
                                   Address:   4241 Daniel Drive
                                             ----------------------------------
                                              Eagan, MN 55123
                                             ----------------------------------

                                             ----------------------------------
                                   Fax No.:   (612) 342-1037
                                             ----------------------------------
                                   Date:      7/16/99
                                             ----------------------------------

Accepted:

VIP CALLING, INC.

By:
   ----------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  ___________ shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     Name of Shareholder:  Dirigo Partners, LLC
                                                         -----------------------
                                     Signature: /S/ David Roux
                                               ---------------------------------
                                     Address:  307 Olive Hill Ln
                                             -----------------------------------
                                               Woodside CA 94062
                                             -----------------------------------

                                             -----------------------------------


                                     Fax No.:  650-561-9125
                                             -----------------------------------
                                     Date:
                                             -----------------------------------

Accepted:

VIP CALLING, INC.

By:
   ---------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  13,730 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     Name of Shareholder:  John Sternfield
                                                         -----------------------
                                     Signature:/s/ John Sternfield
                                               ---------------------------------
                                     Address:  2765 Ross Road
                                             -----------------------------------
                                               Palo Alto, CA 94303
                                             -----------------------------------

                                             -----------------------------------

                                     Fax No.:  650-233-2270
                                             -----------------------------------
                                     Date:     July 13, 1999
                                          --------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ----------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  9,153 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                      Name of Shareholder:  Richard Frawley
                                                          ---------------------

                                      Signature: /s/ Richard Frawley
                                               --------------------------------
                                      Address:   7 Mavis Ave.
                                               --------------------------------
                                                 Peakhurst
                                               --------------------------------
                                                 NSW Australia
                                               --------------------------------
                                      Fax No.:   61-2-9534-7002
                                              ---------------------------------
                                      Date:      6th July 1999
                                           ------------------------------------

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  1,144 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                  Name of Shareholder:  Elizabeth T. Pawel
                                                      -------------------------
                                  Signature:  /S/ Elizabeth T. Pawel
                                            -----------------------------------
                                  Address:    (Home) 21 Kenneth Ct., Summit NJ
                                          -------------------------------------
                                              (Work) 230 Park Ave., 20th Floor
                                          -------------------------------------
                                              N.Y., NY 10169
                                          -------------------------------------
                                  Fax No.:    212-207-1591
                                          -------------------------------------
                                  Date:       June 29, 1999
                                       ----------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  1,144 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                    Name of Shareholder:  Daniel H. Case III
                                                        -----------------------
                                    Signature:      /s/ Daniel H. Case III
                                              ---------------------------------
                                    Address:        c/o Hambrecht & Quist
                                            -----------------------------------
                                                    One Bush Street, 18th Floor
                                            -----------------------------------
                                                    San Francisco, CA 94104
                                            -----------------------------------
                                    Fax No.:        415-439-3263
                                            -----------------------------------
                                    Date:
                                         --------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  1,144 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                      Name of Shareholder:  Eric C. Zimits
                                                          ---------------------
                                      Signature: /s/ Eric C. Zimits
                                                -------------------------------
                                      Address:   1448 Lake St.
                                              ---------------------------------
                                                 San Francisco, CA 94118
                                              ---------------------------------

                                              ---------------------------------
                                      Fax No.:   915/439-3445
                                              ---------------------------------
                                      Date:      6/29/99
                                           ------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ---------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  1,144 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                   Name of Shareholder:  Timothy W. Baughman
                                                       ------------------------
                                   Signature:      /s/ Timothy W. Baughman
                                             ----------------------------------
                                   Address:        35 Crest Road
                                           ------------------------------------
                                                   Ross, CA 94957
                                           ------------------------------------

                                           ------------------------------------
                                   Fax No.:        415-439-3131
                                           ------------------------------------
                                   Date:           6/29/99
                                        ---------------------------------------

Accepted:

VIP CALLING, INC.

By:
   --------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  9,153 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                 HAMBRECHT & QUIST EMPLOYEE VENTURE
                                 FUND, L.P. II

                                 By:    H&Q VENTURE MANAGEMENT, L.L.C.
                                 Its:   General Partner

                                        By: /s/ Robert N. Savoie
                                           ------------------------------------
                                            Tax Director, Attorney-in-Fact
                                 Address:   One Bush St.
                                         --------------------------------------
                                            SF, CA 94104
                                         --------------------------------------
                                 Fax No.:   (415) 439-3807
                                         --------------------------------------
                                 Date:      6/29/99
                                      -----------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  9,153 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                               Name of Shareholder: HAMBRECHT & QUIST CALIFORNIA
                                                   -----------------------------
                               Signature:  /s/ Robert N. Savoie
                                         ---------------------------------------
                                           Tax Director, Attorney-in-Fact
                               Address:    One Bush St.
                                       -----------------------------------------
                                           SF CA 94104
                                       -----------------------------------------
                               Fax No.:   (415) 439-3807
                                       -----------------------------------------
                               Date:      6/29/99
                                    --------------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ----------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  ___________ shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                   Name of Shareholder: Bayview Investors, LTD.
                                                       ------------------------
                                   Signature:  /s/ Dana Welch
                                             ----------------------------------
                                   Address:    555 California St., Suite 2600
                                           ------------------------------------
                                               San Francisco, CA 94104
                                           ------------------------------------
                                               Attn:  Jennifer Sherrill
                                           ------------------------------------
                                   Fax No.:    415-676-2990
                                           ------------------------------------
                                   Date:       6/29/99
                                        ---------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  517,784 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                  Name of Shareholder: New Media Investors III,
                                                      -------------------------
                                                                  LLC
                                                                 -----
                                  Signature: /s/ Gary Wilkinson
                                            -----------------------------------
                                  Address:   c/o Bain & Company, Inc.
                                          -------------------------------------
                                             Boston, MA 02116
                                          -------------------------------------
                                  Fax No.:   617-572-3266
                                          -------------------------------------
                                  Date:      June 29, 1999
                                       ----------------------------------------

Accepted:

VIP CALLING, INC.

By:
   -----------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  ___________ shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     Name of Shareholder:  David L. Engel
                                                         ----------------------
                                     Signature: /s/ David L. Engel
                                               --------------------------------
                                     Address:   c/o Bingham Dana LLP
                                             ----------------------------------
                                                150 Federal Street
                                             ----------------------------------
                                                Boston, MA 02110
                                             ----------------------------------
                                     Fax No.:   617-951-8736
                                             ----------------------------------
                                     Date:      6/28/99
                                          -------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ---------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  ___________ shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     Name of Shareholder:  Barry N. Hurwitz
                                                         ----------------------
                                     Signature:      /s/ Barry N. Hurwitz
                                               --------------------------------
                                     Address:        315 Central St.
                                             ----------------------------------
                                                     Newton, MA 02466
                                             ----------------------------------

                                             ----------------------------------
                                     Fax No.:        617-951-8736
                                             ----------------------------------
                                     Date:
                                          -------------------------------------

Accepted:

VIP CALLING, INC.

By:
   -------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  71,034 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     TCV III, L.P.,
                                     a Delaware Limited Partnership

                                     By: Technology Crossover Management III,
                                         L.L.C.,
                                         Its General Partner

                                         By:  /s/ R Bensky
                                            -----------------------------------
                                                Robert C. Bensky
                                                Chief Financial Officer

                                     Address:  Technology Crossover Ventures
                                               56 Main Street, Suite 210
                                               Millburn, NJ 07941
                                               Attention:  Robert C. Bensky
                                               Phone:  (973) 467-5320
                                               Fax:    (973) 467-5323

                                     with a copy to:

                                               Technology Crossover Ventures
                                               575 High Street, Suite 400
                                               Palo Alto, CA 94301
                                               Attention: Richard H. Kimball
                                               Phone:  (650) 614-8220
                                               Fax:    (650) 614-8222

                                     Date:
                                          -------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  14,955 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                            TCV III (GP),
                         a Delaware General Partnership

                                   By: Technology Crossover Management III,
                                       L.L.C.,
                                       Its General Partner

                                       By:  /s/ R Bensky
                                          -------------------------------------
                                              Robert C. Bensky
                                              Chief Financial Officer

                                   Address:   Technology Crossover Ventures
                                              56 Main Street, Suite 210
                                              Millburn, NJ 07941
                                              Attention:  Robert C. Bensky
                                              Phone:  (973) 467-5320
                                              Fax:    (973) 467-5323

                                   with a copy to:

                                              Technology Crossover Ventures
                                              575 High Street, Suite 400
                                              Palo Alto, CA 94301
                                              Attention: Richard H. Kimball
                                              Phone:  (650) 614-8220
                                              Fax:    (650) 614-8222

                                   Date:
                                        ---------------------------------------
Accepted:

VIP CALLING, INC.

By:
   ------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  1,888,010 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                    TCV III (Q), L.P.,
                                    a Delaware Limited Partnership

                                    By: Technology Crossover Management III,
                                        L.L.C.,
                                        Its General Partner

                                        By:  /s/ R Bensky
                                           ------------------------------------
                                               Robert C. Bensky
                                               Chief Financial Officer

                                    Address:  Technology Crossover Ventures
                                              56 Main Street, Suite 210
                                              Millburn, NJ 07941
                                              Attention:  Robert C. Bensky
                                              Phone:  (973) 467-5320
                                              Fax:    (973) 467-5323

                                    with a copy to:

                                              Technology Crossover Ventures
                                              575 High Street, Suite 400
                                              Palo Alto, CA 94301
                                              Attention: Richard H. Kimball
                                              Phone:  (650) 614-8220
                                              Fax:    (650) 614-8222

                                    Date:
                                         --------------------------------------
Accepted:

VIP CALLING, INC.

By:
   -------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  85,498 shares (the " Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     TCV III Strategic Partners, L.P.,
                                     a Delaware Limited Partnership

                                     By: Technology Crossover Management III,
                                         L.L.C.,
                                         Its General Partner

                                         By:  /s/ R Bensky
                                            -----------------------------------
                                                Robert C. Bensky
                                                Chief Financial Officer

                                     Address:  Technology Crossover Ventures
                                               56 Main Street, Suite 210
                                               Millburn, NJ 07941
                                               Attention:  Robert C. Bensky
                                               Phone:  (973) 467-4320
                                               Fax:    (973) 467-5323

                                     with a copy to:

                                               Technology Crossover Ventures
                                               575 High Street, Suite 400
                                               Palo Alto, CA 94301
                                               Attention: Richard H. Kimball
                                               Phone:  (650) 614-8220
                                               Fax:    (650) 614-8222

                                     Date:
                                          -------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------------

                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Second Amended and Restated Shareholders' Agreement dated as of July 12, 1999 (the "Agreement"), a copy of which is attached hereto, among VIP Calling, Inc., a Delaware corporation (the "Company"), and the Shareholders described therein (collectively, the "Shareholders").

         The undersigned, in order to become the owner or holder of:

                  ______ shares (the "Shares") of Series C Convertible Preferred Stock, par value $.001 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the applicable restrictions and conditions set forth in the Agreement. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the Commonwealth of Massachusetts.

                                     Name of Shareholder: Edward R. Jackson
                                                         ------------------
                                     Signature: /s/ EDWARD R. JACKSON
                                               ----------------------------
                                     Address: 4604 Drexel Ave
                                              -----------------------------
                                              Edina, MN 55424
                                              -----------------------------

                                              -----------------------------
                                     Fax No.: 612-342-6360
                                              -----------------------------
                                     Date:
                                          -------------------------------------

Accepted:

VIP CALLING, INC.

By:
   ------------------------------